                                                                   EXHIBIT 99.11

Jul-2001                          1998-A                                  Page 1




                    MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                 SERIES 1998-A
                        CC MASTER CREDIT CARD TRUST II
              (Formerly Chevy Chase Master Credit Card Trust II)



RECEIVABLES
-----------

Beginning of the Month Principal Receivables:                  $3,098,024,749.89
Beginning of the Month Finance Charge Receivables:               $162,066,884.47
Beginning of the Month Discounted Receivables:                             $0.00
Beginning of the Month Total Receivables:                      $3,260,091,634.36

Removed Principal Receivables:                                             $0.00
Removed Finance Charge Receivables:                                        $0.00
Removed Total Receivables:                                                 $0.00

Additional Principal Receivables:                                          $0.00
Additional Finance Charge Receivables:                                     $0.00
Additional Total Receivables:                                              $0.00

Discounted Receivables Generated this Period:                              $0.00

End of the Month Principal Receivables:                        $3,024,287,762.59
End of the Month Finance Charge Receivables:                     $158,594,189.53
End of the Month Discounted Receivables:                                   $0.00
End of the Month Total Receivables:                            $3,182,881,952.12

Special Funding Account Balance                                            $0.00
Aggregate Invested Amount (all Master Trust II Series)         $2,300,000,000.00
End of the Month Transferor Amount                               $724,287,762.59
End of the Month Transferor Percentage                                    23.95%

DELINQUENCIES AND LOSSES
------------------------

End of the Month Delinquencies:

     30-59 Days Delinquent                                        $68,778,881.00
     60-89 Days Delinquent                                        $48,978,616.74
     90+ Days Delinquent                                          $93,509,301.68

     Total 30+ Days Delinquent                                   $211,266,799.42
     Delinquent Percentage                                                 6.64%

Defaulted Accounts During the Month                               $25,369,964.00
Annualized Default Percentage                                              9.83%
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Jul-2001                          1998-A                                  Page 2


Principal Collections                                            $415,771,399.34
Principal Payment Rate                                                    13.42%

Total Payment Rate                                                        14.30%

INVESTED AMOUNTS
----------------

     Class A Initial Invested Amount                             $370,500,000.00
     Class B Initial Invested Amount                              $57,000,000.00
     Class C Initial Invested Amount                              $47,500,000.00
                                                                 ---------------
INITIAL INVESTED AMOUNT                                          $475,000,000.00

     Class A Invested Amount                                     $468,000,000.00
     Class B Invested Amount                                      $72,000,000.00
     Class C Invested Amount                                      $60,000,000.00
                                                                 ---------------
INVESTED AMOUNT                                                  $600,000,000.00

     Class A Adjusted Invested Amount                            $468,000,000.00
     Class B Adjusted Invested Amount                             $72,000,000.00
     Class C Adjusted Invested Amount                             $60,000,000.00
                                                                 ---------------
ADJUSTED INVESTED AMOUNT                                         $600,000,000.00

PREFUNDED AMOUNT                                                           $0.00

FLOATING ALLOCATION PERCENTAGE                                            19.37%
PRINCIPAL ALLOCATION PERCENTAGE                                           19.37%

     Class A Principal Allocation Percentage                              78.00%
     Class B Principal Allocation Percentage                              12.00%
     Class C Principal Allocation Percentage                              10.00%

COLLECTIONS OF PRINCIPAL RECEIVABLES
DURING THE MONTHLY PERIOD ALLOCATED
TO SERIES 1998-A                                                  $80,523,191.29

COLLECTIONS OF FINANCE CHARGE RECEIVABLES
DURING THE MONTHLY PERIOD ALLOCATED TO
SERIES 1998-A                                                      $9,755,496.77

MONTHLY SERVICING FEE                                                $750,000.00

INVESTOR DEFAULT AMOUNT                                            $4,913,446.34
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Jul-2001                          1998-A                                  Page 3


CLASS A AVAILABLE FUNDS
-----------------------

CLASS A FLOATING ALLOCATION PERCENTAGE                                    78.00%

     Class A Finance Charge Collections                            $8,194,287.49
     Other Amounts                                                         $0.00

TOTAL CLASS A AVAILABLE FUNDS                                      $8,194,287.49

     Class A Monthly Interest                                      $1,552,200.00
     Class A Servicing Fee                                           $585,000.00
     Class A Investor Default Amount                               $3,832,488.15

TOTAL CLASS A EXCESS SPREAD                                        $2,224,599.34

CLASS A REQUIRED AMOUNT                                                    $0.00

CLASS B AVAILABLE FUNDS
-----------------------

CLASS B FLOATING ALLOCATION PERCENTAGE                                    12.00%

     Class B Finance Charge Collections                            $1,260,659.61
     Other Amounts                                                         $0.00

TOTAL CLASS B AVAILABLE FUNDS                                      $1,260,659.61

     Class B Monthly Interest                                        $253,800.00
     Class B Servicing Fee                                            $90,000.00

TOTAL CLASS B EXCESS SPREAD                                          $916,859.61
CLASS B INVESTOR DEFAULT AMOUNT                                      $589,613.56
CLASS B REQUIRED AMOUNT                                              $589,613.56

CLASS C FLOATING ALLOCATION PERCENTAGE                                    10.00%

CLASS C MONTHLY SERVICING FEE                                         $75,000.00
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Jul-2001                             1998-A                               Page 4



EXCESS SPREAD
-------------

TOTAL EXCESS SPREAD                                                $4,117,008.62

     Excess Spread Applied to Class A Required Amount                      $0.00

     Excess Spread Applied to Class A Investor Charge Offs                 $0.00

     Excess Spread Applied to Class B Required Amount                $589,613.56

     Excess Spread Applied to Reductions of Class B
     Invested Amount                                                       $0.00

     Excess Spread Applied to Class C Required Amount                $732,844.63

     Excess Spread Applied to Reductions of Class C
     Invested Amount                                                       $0.00

     Excess Spread Applied to Monthly Cash Collateral Fee            $125,000.00

     Excess Spread Applied to Cash Collateral Account                      $0.00

     Excess Spread Applied to Spread Account                               $0.00

     Excess Spread Applied to Reserve Account                              $0.00

     Excess Spread Applied to other amounts owed to
     Cash Collateral Depositor                                             $0.00

     Excess Spread Applied to other amounts owed to
     Spread Account Residual Interest Holders                              $0.00

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE FOR
GROUP I                                                            $2,669,550.43
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Jul-2001                          1998-A                                  Page 5



EXCESS FINANCE CHARGE COLLECTIONS -- GROUP I
--------------------------------------------

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL SERIES
IN GROUP I                                                        $10,381,471.68

SERIES 1998-A EXCESS FINANCE CHARGE COLLECTIONS
-----------------------------------------------

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO
SERIES 1998-A                                                              $0.00

    Excess Finance Charge Collections applied to
    Class A Required Amount                                                $0.00

    Excess Finance Charge Collections applied to
    Class A Investor Charge Offs                                           $0.00

    Excess Finance Charge Collections applied to
    Class B Required Amount                                                $0.00

    Excess Finance Charge Collections applied to
    Reductions of Class B Invested Amount                                  $0.00

    Excess Finance Charge Collections applied to
    Class C Required Amount                                                $0.00

    Excess Finance Charge Collections applied to
    Reductions of Class C Invested Amount                                  $0.00

    Excess Finance Charge Collections applied to
    Monthly Cash Collateral Fee                                            $0.00

    Excess Finance Charge Collections applied to
    other amounts owed Cash Collateral Depositor                           $0.00

    Excess Finance Charge Collections applied to
    other amounts owed to Spread Account
    Residual Interest Holders                                              $0.00

YIELD AND BASE RATE
-------------------

    Base Rate (Current Month)                                              6.10%
    Base Rate (Prior Month)                                                6.25%
    Base Rate (Two Months Ago)                                             6.39%
                                                                           ----
THREE MONTH AVERAGE BASE RATE                                              6.24%

    Portfolio Yield (Current Month)                                       11.18%
    Portfolio Yield (Prior Month)                                         10.13%
    Portfolio Yield (Two Months Ago)                                      11.07%
                                                                        -----
THREE MONTH AVERAGE PORTFOLIO YIELD                                       10.79%
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Jul-2001                          1998-A                                  Page 6



PRINCIPAL COLLECTIONS
---------------------

TOTAL PRINCIPAL COLLECTIONS                                       $80,523,191.29

INVESTOR DEFAULT AMOUNT                                            $4,913,446.34

REALLOCATED PRINCIPAL COLLECTIONS
    Allocable to Class C Interests                                         $0.00
    Allocable to Class B Certficates                                       $0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE
FROM OTHER SERIES                                                          $0.00

CLASS A SCHEDULED ACCUMULATION --
    Controlled Accumulation Amount                                         $0.00
    Deficit Controlled Accumulation Amount                                 $0.00
CONTROLLED DEPOSIT AMOUNT                                                  $0.00

CLASS B SCHEDULED ACCUMULATION --
    Controlled Accumulation Amount                                         $0.00
    Deficit Controlled Accumulation Amount                                 $0.00
CONTROLLED DEPOSIT AMOUNT                                                  $0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR
PRINCIPAL SHARING                                                 $85,436,637.63

INVESTOR CHARGE OFFS
--------------------

CLASS A INVESTOR CHARGE OFFS                                               $0.00
CLASS B INVESTOR CHARGE OFFS                                               $0.00
CLASS C INVESTOR CHARGE OFFS                                               $0.00

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                    $0.00
PREVIOUS CLASS B REDUCTIONS REIMBURSED                                     $0.00
PREVIOUS CLASS C REDUCTIONS REIMBURSED                                     $0.00

CASH COLLATERAL ACCOUNT
    Required Cash Collateral Amount                               $18,000,000.00
    Available Cash Collateral Amount                              $18,000,000.00

TOTAL DRAW AMOUNT                                                          $0.00
CASH COLLATERAL ACCOUNT SURPLUS                                            $0.00


                                           First USA Bank, National Association
                                           as Servicer

                                           By:    /s/  Tracie Klein
                                                  ---------------------------
                                                  Tracie H. Klein
                                                  First Vice President